                                                                    EXHIBIT 1(b)

                      NUVEEN FLAGSHIP MULTISTATE TRUST IV

                    AMENDED AND RESTATED ESTABLISHMENT AND
            DESIGNATION OF SERIES OF SHARES OF BENEFICIAL INTEREST


     WHEREAS, pursuant to Section 2 of Articles IV of the Declaration of Trust dated July 1, 1996 (the "Declaration"), of Nuveen Flagship Multistate Trust IV, a Massachusetts business trust (the "Trust"), the Trustees of the Trust, on July 10, 1996, established and designated certain series of Shares (as defined in the Declaration) of the Trust by the execution of an instrument establishing and designating such series and setting forth the special and relative rights of such series;

     WHEREAS, the Trustees of the Trust now desire to amend and restate such instrument in order to establish and designate additional series of Shares;

     NOW THEREFORE, the Trustees of the Trust, this 9th day of October, 1996, hereby establish and designate seven series of Shares (each a "Fund") to have the special and relative rights described below.

     1.   The following seven Funds are established and designated:

          Nuveen Flagship Kansas Municipal Bond Fund

          Nuveen Flagship Kentucky Municipal Bond Fund

          Nuveen Flagship  Kentucky Limited Term Municipal Bond
          Fund

          Nuveen Flagship Michigan Municipal Bond Fund

          Nuveen Flagship Missouri Municipal Bond Fund

          Nuveen Flagship Ohio Municipal Bond Fund

          Nuveen Flagship Wisconsin Municipal Bond Fund

     2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of such Fund. Each Share of each

Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which Shareholders of that Fund may vote in accordance with the Declaration, shall represent a pro rata beneficial interest in the assets allocated or belonging to such Fund, and shall be entitled to receive its pro rata share of the net assets of such Fund upon liquidation of such Fund, all as provided in Article IV, Sections 2 and 5 of the Declaration. The proceeds of the sale of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to such Fund, unless otherwise required by law.


     3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to such Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rules, and by the Declaration.

     4. The assets and liabilities of the Trust shall be allocated among each Fund as set forth in Article IV, Section 5 of the Declaration.

     5. The designation of the seven Funds hereby shall not impair the power of the Trustees from time to time to designated additional series of Shares of the Trust.

     6. Subject to the applicable provisions of the 1940 Act and the provisions of Article IV, Sections 2 and 5 of the Declaration, the Trustees shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of each Fund now or hereafter created or to otherwise change the special relative rights of each Fund designated hereby without any action or consent of the Shareholders.

     IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of the 11th day of October, 1996.

/s/ Anthony T. Dean                    /s/ Timothy R. Schwertfeger
------------------------               -----------------------------
Anthony T. Dean,                       Timothy R. Schwertfeger,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



________________________               _____________________________
Lawrence H. Brown,                     Anne E. Impellizerri,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



________________________               _____________________________
Margaret K. Rosenheim,                 Peter R. Sawers,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   )SS.
COUNTY OF COOK     )

     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 9th day of October, 1996.


                                       /s/ Olivia Rubio
--------------------------------       ------------------------------
        "OFFICIAL SEAL"                Notary Public
         Olivia Rubio                  My Commission Expires: _______
Notary Public, State of Illinois
 My Commission Expires 2/25/97
--------------------------------

________________________               _____________________________
Anthony T. Dean,                       Timothy R. Schwertfeger,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



/s/ Lawrence H. Brown
------------------------               -----------------------------
Lawrence H. Brown,                     Anne E. Impellizerri,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



________________________               _____________________________
Margaret K. Rosenheim,                 Peter R. Sawers,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   )SS.
COUNTY OF COOK     )

     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 10th day of October, 1996.


                                       /s/ Olivia Rubio
--------------------------------       ------------------------------
        "OFFICIAL SEAL"                Notary Public
         Olivia Rubio                  My Commission Expires: _______
Notary Public, State of Illinois
 My Commission Expires 2/25/97
--------------------------------

------------------------               -----------------------------
Anthony T. Dean,                       Timothy R. Schwertfeger,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



                                       /s/ Anne E. Impellizerri
------------------------               -----------------------------
Lawrence H. Brown,                     Anne E. Impellizerri,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



________________________               _____________________________
Margaret K. Rosenheim,                 Peter R. Sawers,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   )SS.
COUNTY OF COOK     )

     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 11th day of October, 1996.


                                       /s/ Olivia Rubio
--------------------------------       ------------------------------
        "OFFICIAL SEAL"                Notary Public
         Olivia Rubio                  My Commission Expires: _______
Notary Public, State of Illinois
 My Commission Expires 2/25/97
--------------------------------

------------------------               -----------------------------
Anthony T. Dean,                       Timothy R. Schwertfeger,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



________________________               _____________________________
Lawrence H. Brown,                     Anne E. Impellizerri,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606


/s/ Margaret K. Rosenheim
-------------------------              -----------------------------
Margaret K. Rosenheim,                 Peter R. Sawers,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   )SS.
COUNTY OF COOK     )

     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 11th day of October, 1996.


                                       /s/ Olivia Rubio
--------------------------------       ------------------------------
        "OFFICIAL SEAL"                Notary Public
         Olivia Rubio                  My Commission Expires: _______
Notary Public, State of Illinois
 My Commission Expires 2/25/97
--------------------------------

------------------------               -----------------------------
Anthony T. Dean,                       Timothy R. Schwertfeger,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



________________________               _____________________________
Lawrence H. Brown,                     Anne E. Impellizerri,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606



                                       /s/ Peter R. Sawers
-----------------------                -----------------------------
Margaret K. Rosenheim,                 Peter R. Sawers,
  as Trustee                             as Trustee
333 West Wacker Drive                  333 West Wacker Drive
Chicago, Illinois 60606                Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   )SS.
COUNTY OF COOK     )

     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 11th day of October, 1996.


                                       /s/ Olivia Rubio
--------------------------------       ------------------------------
        "OFFICIAL SEAL"                Notary Public
         Olivia Rubio                  My Commission Expires: _______
Notary Public, State of Illinois
 My Commission Expires 2/25/97
--------------------------------